UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2006

JPMORGAN CHASE & CO.
(Exact Name of Registrant
as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue,		10017
New York, NY
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 9.01. Financial Statements and Exhibits

      (d) Exhibits

     The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

8.1	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the Russell 2000® Index due October 31, 2007
8.2	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the S&P 500® Index due April 2, 2008
8.3	Tax Opinion of Davis Polk & Wardwell relating to Annual Review Notes Linked to the S&P 500® Index due November 4, 2009
8.4	Tax Opinion of Davis Polk & Wardwell relating to Annual Review Notes Linked to the Nikkei 225 Index due November 4, 2009
8.5	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due October 25, 2007 Linked to the Common Stock of a Reference Stock Issuer
8.6	Tax Opinion of Davis Polk & Wardwell relating to 10.35% Reverse Exchangeable Notes due October 25, 2007 Linked to the Common Stock of Qualcomm Inc.
8.7	Tax Opinion of Davis Polk & Wardwell relating to Lookback Buffered Return Enhanced Notes Linked to a Weighted Basket Consisting of the Nikkei 225 Index, the Dow Jones EURO STOXX 50® Index, the FTSE™ 100 Index, the S&P BRIC 40 Index and the CECEEUR Index due October 18, 2010

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Anthony J. Horan

	Name:	Anthony J. Horan
	Title:	Corporate Secretary

Dated: October 24, 2006

EXHIBIT INDEX

Exhibit Number	Description

8.1	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the Russell 2000® Index due October 31, 2007
8.2	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the S&P 500® Index due April 2, 2008
8.3	Tax Opinion of Davis Polk & Wardwell relating to Annual Review Notes Linked to the S&P 500® Index due November 4, 2009
8.4	Tax Opinion of Davis Polk & Wardwell relating to Annual Review Notes Linked to the Nikkei 225 Index due November 4, 2009
8.5	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due October 25, 2007 Linked to the Common Stock of a Reference Stock Issuer
8.6	Tax Opinion of Davis Polk & Wardwell relating to 10.35% Reverse Exchangeable Notes due October 25, 2007 Linked to the Common Stock of Qualcomm Inc.
8.7	Tax Opinion of Davis Polk & Wardwell relating to Lookback Buffered Return Enhanced Notes Linked to a Weighted Basket Consisting of the Nikkei 225 Index, the Dow Jones EURO STOXX 50® Index, the FTSE™ 100 Index, the S&P BRIC 40 Index and the CECEEUR Index due October 18, 2010